                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 19, 2005
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                              --------------------

                            TIDEL TECHNOLOGIES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   0-17288                 75-2193593
            --------                   -------                 ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)            File Number)            Identification No.)

            2900 Wilcrest, Suite 205, Houston, TX              77042
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            (Address of Principal Executive Offices)        (Zip Code)

        Registrant's telephone number, including area code (713) 783-8200
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On February 19, 2005, the registrant and its wholly-owned subsidiary
Tidel Engineering,  L.P.  ("Engineering"  and together with the registrant,  the
"Sellers") entered into an asset purchase agreement with NCR Texas LLC, a single member  Delaware  limited  liability  company  ("NCR")  that  is a  wholly-owned subsidiary  of NCR  Corporation,  a  Maryland  corporation,  for the sale of the registrant's ATM business (the "Asset Purchase  Agreement").  The purchase price for the ATM  business of the Sellers is ten  million  one hundred  seventy  five thousand  dollars  ($10,175,000)  plus the  assumption  of  certain  liabilities related to the ATM business,  subject to certain  adjustments as provided in the
Asset  Purchase  Agreement (the  "Purchase  Price").  The Purchase Price is also subject to adjustment  based upon the actual value of the assets  delivered,  to the extent the value of the assets  delivered  is 5% greater than or less than a predetermined  value as  stated  in the  Asset  Purchase  Agreement.  The  Asset
Purchase Agreement contains customary representations, warranties, covenants and indemnities.

            The  proceeds  of the  sale of the  Sellers'  ATM  business  will be applied towards the repayment of the registrant's  outstanding loans from Laurus
Master Fund  ("Laurus").  However,  even after the  application  of net proceeds towards the  repayment  of the loans,  Laurus may  continue to hold  warrants to purchase up to 4,750,000 shares of the registrant's  common stock, and will have a contractual  right to receive a significant  percentage of the proceeds of any subsequent sale of all or substantially all of the equity interests and/or other assets of the  registrant  in one or more  transactions,  pursuant  to the Asset
Sales Agreement,  as more fully described in the registrant's  Current Report on
Form 8-K dated December 3, 2004. The registrant has retained Stifel,  Nicolaus &
Company,  Inc. to sell the remainder of the registrant's  business,  as required pursuant to the Securities  Purchase Agreement between the registrant and Laurus dated  November  26, 2004,  which was filed as Exhibit 10.1 to the  registrant's
Current Report on Form 8-K dated December 3, 2004.

            The  closing of the  transaction  is subject to several  conditions,
including  stockholder   approval.   The  Sellers  do  not  contemplate  seeking
stockholder   approval   until  the  Registrant  is  current  in  its  reporting
requirements under the Securities Exchange Act of 1934, as amended.  Pursuant to contractual  arrangements  with its lenders,  the  Registrant  is required to be current no later than July 31,  2005,  after  which  time the  Registrant  would contemplate  seeking stockholder  approval for this transaction.  The Registrant believes that the transaction  will likely not close prior to the fourth quarter of 2005.

            Following the closing of the  transactions  under the Asset Purchase
Agreement,  it is  contemplated  that  approximately  50%  of  the  Registrant's employees would become  employees of NCR,  including two executives (one of whom is presently a director of the registrant),  subject to their reaching  mutually satisfactory agreements with NCR.

            Pursuant to the Asset Purchase  Agreement,  until the earlier of the closing of the  transactions  contemplated  thereby or  termination of the Asset
Purchase  Agreement (the "Exclusivity  Period"),  the Sellers have agreed not to communicate with potential buyers, other than to say that they are contractually
obligated   not  to  respond.   The  Sellers  are   obligated   to  forward  any
communications  to NCR. In the event that the Sellers  breach these  provisions, pursuant to the terms of the Asset Purchase Agreement, the Sellers are obligated to pay a  $2,000,000  fee to NCR (the  "Fee").  Also as  provided  in the  Asset

Purchase Agreement, under certain limited circumstances the Sellers may consider an  unsolicited  offer that the  registrant's  board of directors  (the "Board")
deems to be financially superior.  However,  immediately following the execution of a definitive  agreement  for the  transaction  contemplated  by such superior offer, NCR is to be paid the Fee.

            The Asset Purchase  Agreement also contains a provision  restricting the Sellers from owning or managing any business similar to the ATM business for a period of five years after the closing of the transactions contemplated by the
Asset Purchase Agreement,  and restricting Sellers from soliciting or hiring any employees of NCR for a period of two years after the closing.

            Either party may  terminate  the Asset  Purchase  Agreement  without liability  for certain  reasons  including  if the  Closing has not  occurred by
December 31, 2005. In addition,  NCR may terminate the Asset Purchase  Agreement if (i) NCR has not entered into  employment  agreements with at least two of the
Sellers' key  employees by March 21, 2005, or (ii) Sellers have not obtained the consent of the  landlord  for the  transfer of the lease for its  Dallas,  Texas facility to NCR by March 21, 2005; in each case such termination must be made no later than March 31, 2005.

PRECAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS
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THIS FORM 8-K CONTAINS  STATEMENTS THAT CONSTITUTE  FORWARD-LOOKING  STATEMENTS,
INCLUDING  STATEMENTS AS TO ANTICIPATED OR EXPECTED RESULTS,  BELIEFS,  OPINIONS
AND FUTURE  FINANCIAL  PERFORMANCE,  WITHIN THE MEANING OF SECTION  21(E) OF THE
SECURITIES EXCHANGE ACT OF 1934. THE STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND
UNCERTAINTIES,  INCLUDING BUT NOT LIMITED TO THE REGISTRANT'S FINANCIAL POSITION
AND WORKING CAPITAL AVAILABILITY,  ABILITY TO REPAY ITS INDEBTEDNESS, THE LEVELS
OF ORDERS  WHICH ARE RECEIVED  AND CAN BE SHIPPED IN A QUARTER;  CUSTOMER  ORDER
PATTERNS AND SEASONALITY; COSTS OF LABOR, RAW MATERIALS, SUPPLIES AND EQUIPMENT;
TECHNOLOGICAL CHANGES; COMPETITION AND COMPETITIVE PRESSURES ON PRICING; CHANGES
IN THE COMPANY'S  RELATIONSHIPS  WITH CUSTOMERS OR SUPPLIERS;  ACCEPTANCE OF THE
REGISTRANT'S   PRODUCT  AND  TECHNOLOGY   INTRODUCTIONS   IN  THE   MARKETPLACE;
UNANTICIPATED  LITIGATION,  CLAIMS OR ASSESSMENTS;  THE REGISTRANT'S  ABILITY TO
REDUCE COSTS AND  EXPENSES  AND IMPROVE  INTERNAL  OPERATING  EFFICIENCIES;  THE
ECONOMIC  CONDITION OF THE ATM INDUSTRY AND THE POSSIBILITY  THAT IT IS A MATURE
INDUSTRY;  THE  FUTURE  TRADING  MARKET  FOR THE  REGISTRANT'S  SECURITIES;  AND
ECONOMIC  CONDITIONS  IN  THE  UNITED  STATES  AND  WORLDWIDE.   THE  REGISTRANT
UNDERTAKES NO DUTY TO UPDATE ANY OF THE STATEMENTS SET FORTH IN THIS RELEASE.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

      (a)      Financial Statements of Business Acquired.

               Not Applicable

      (b)      Pro Forma Financial Information

               Not Applicable

      (c)      Exhibits

               Exhibit Number          Description
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               99.1                    Press Release dated February 25, 2005

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TIDEL TECHNOLOGIES, INC.
                                                (Registrant)

Date:  February 25, 2005
                                           By:   /s/ Mark Levenick
                                                 ------------------------------
                                           Name: Mark Levenick
                                           Title:Interim Chief Executive Officer